Significant disposition	3 Months Ended
Jan. 31, 2023
Text Block [Abstract]
Significant disposition

Note 6 Significant disposition
Wealth Management
On December 23, 2022, we entered into a definitive agreement to sell the European asset servicing activities of RBC Investor Services and its associated Malaysian centre of excellence to CACEIS (the asset servicing banking group of Crédit Agricole S.A. and Banco Santander, S.A.). The transaction is subject to customary closing conditions, including regulatory and antitrust approvals, and is expected to close in the third calendar quarter of 2023. As a result of the disposition, the assets and liabilities of the disposal group are classified as held for sale, measured at the lower of their carrying amount and fair value less costs to sell and presented in Other assets and Other liabilities. The disposal group consists of assets of $27 billion, primarily consisting of interest-bearing deposits with banks, and liabilities of $26 billion, primarily consisting of deposits.